45897
                                -2-
                           SCHEDULE 14A
                          (Rule 14a-101)
              INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.  )

     Filed by the registrant

     Filed by a party other than the registrant

     Check the appropriate box:

      Preliminary proxy statement

      Definitive proxy statement

      Definitive additional materials

      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-
        12

                         APA Optics, Inc.
         (Name of Registrant as Specified in Its Charter)

                           Anil K. Jain
            (Name of Person(s) Filing Proxy Statement)

Payment of filing fees (Check the appropriate box):

                $125  per Exchange Act Rule 0-11(c)(1)(ii),  14a-
          6(i)(1), or 14a-6(j)(2).

               $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

               Fee computed on table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:

_________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

_________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
_________________________________________________________________
      1Set forth the amount on which the filing fee is calculated and state how it was determined.



           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. identify the previous filing by registration statement number or the form or schedule and the date of filing.

     (1)  Amount previously paid:

_________________________________________________________________

     (2)  Form schedule or registration statement no:

_________________________________________________________________

     (3)  Filing party:

_________________________________________________________________

     (4)  Date filed:
_________________________________________________________________